UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2006

UNIVERSAL CAPITAL MANAGEMENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51132	20-1568059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Annand Drive, Suite 16, Wilmington, DE	19808
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(302) 998-8824

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
◘ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◘ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◘ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◘ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 16, 2006, David Bovi was granted options to purchase 400,000 shares of the Registrant’s common stock at an exercise price of $2.00 per share. Such options vest immediately and expire on May 16, 2016. The Stock Option Award Agreement between the Registrant and David Bovi is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

Number	Description of Document

10.1	Stock Option Award Agreement between the Registrant and David Bovi.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Universal Capital Management, Inc. (Registrant)

May 19, 2006	By:	/s/ Joseph Drennan

Name: Joseph Drennan Title: Chief Financial Officer